UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 13, 2024

Invitae Corporation
(Exact name of the registrant as specified in its charter)

Delaware	001-36847	27-1701898
(State or other jurisdiction of	(Commission	(I.R.S. employer
incorporation or organization)	File Number)	identification number)
1400 16th Street, San Francisco, California 94103
(Address of principal executive offices, including zip code)
(415) 374-7782
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.0001 par value per share	NVTA	New York Stock Exchange
On February 6, 2024, Invitae Corporation (the “Company”) was notified by the staff of NYSE Regulation (“NYSE Regulation”) that it plans to file a delisting application with the Securities and Exchange Commission (the “SEC”) to delist the Company’s common stock from the New York Stock Exchange (the “NYSE”) upon the completion of all applicable procedures. After the Form 25 is filed by NYSE Regulation, the delisting will become effective 10 days later. The deregistration of the Company’s common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will be effective for 90 days, or such shorter period as the SEC may determine, after filing of the Form 25. Upon deregistration of the Company’s common stock under Section 12(b) of the Exchange Act, the Company’s common stock will remain registered under Section 12(g) of the Exchange Act. The Company’s common stock began trading on the OTC Pink market on February 7, 2024 under the symbol “NVTA.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.
The information set forth below in Item 1.03 in this Current Report on Form 8-K (this “Current Report”) under the caption “Transaction Support Agreement” is hereby incorporated by reference into this Item 1.01.

Item 1.03	Bankruptcy or Receivership.
Voluntary Petitions for Bankruptcy
On February 13, 2024 (the “Petition Date”), Invitae Corporation (the “Company”) and certain of its direct and indirect subsidiaries (together with the Company, the “Company Parties”) filed voluntary petitions to commence proceedings under chapter 11 (the “Chapter 11 Cases”) of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”). The Company Parties have requested that the Chapter 11 Cases be jointly administered under the caption In re Invitae Corporation, et al.
The Company Parties will continue to operate their business and manage their properties as “debtors in possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court. In order to ensure their ability to continue operating in the ordinary course of business and minimize the effect of bankruptcy on the Company Parties’ customers, patients, employees, vendors and other stakeholders, the Company Parties filed with the Bankruptcy Court certain motions seeking a variety of “first day” motions, including a motion seeking authority to pay employee wages and benefits, to pay certain vendors and suppliers for goods and services provided both before and after the Petition Date, and to continue honoring insurance and tax obligations as they come due. In addition, the Company filed motions with the Bankruptcy Court seeking approval for the consensual use of cash collateral and other customary operational and administrative relief. The Company Parties expect that the Bankruptcy Court will approve the relief sought in these motions on an interim basis.
Additional information about the Chapter 11 Cases, including access to Bankruptcy Court documents, is available online at www.kccllc.net/invitae, a website administered by Kurtzman Carson Consultants LLC, a third-party bankruptcy claims and noticing agent. The documents and other information on this website are not part of this Current Report and shall not be incorporated by reference herein.
Transaction Support Agreement
On February 13, 2024, prior to the commencement of the Chapter 11 Cases, the Company Parties entered into a Transaction Support Agreement (the “Transaction Support Agreement”) with certain holders (collectively, the “Consenting Stakeholders”) of the 4.5% Series A Convertible Senior Secured Notes due 2028 (the “Series A Notes”) and 4.5% Series B Convertible Senior Secured Notes due 2028 (together with the Series A Notes, the “Secured Notes”), each issued by the Company under that certain indenture dated March 7, 2023, as amended, by and between the Company, the guarantors party thereto from time to time and U.S. Bank Trust Company, National Association, as trustee and as collateral agent, on the terms of a sale transaction (the “Sale Transaction”) to be implemented through the Chapter 11 Cases. The Consenting Stakeholders represent holders of approximately 78% of the outstanding aggregate principal amount of the Secured Notes.Under the Transaction Support Agreement, the Consenting Stakeholders have agreed, subject to certain terms and conditions, to support the Sale Transaction through a court-overseen sale and auction process designed to maximize value for the Debtors’ businesses, and to allocate proceeds of the Sale Transaction pursuant to a plan (the “Plan”) confirmation process under Chapter 11 of the Bankruptcy Code in the Chapter 11 Cases.
The Plan, which remains subject to ongoing negotiations, will embody the terms set forth in the Transaction Support Agreement and that certain transaction support agreement term sheet (the “Transaction Support Agreement Term Sheet”), attached to and incorporated into the Transaction Support

Agreement, which, among other things, contemplates treatment of the claims of the Company’s stakeholders as set forth below. Capitalized terms used but not immediately defined herein have the meaning given to them in the Transaction Support Agreement and Transaction Support Agreement Term Sheet:
•each Holder of a 2028 Senior Secured Notes Claim shall receive its pro rata share of Distributable Value following payment in full of Classes 1, 2, 4 and 5 Claims until paid in full;
•each Holder of an Allowed General Unsecured Claim in an amount less than $250,000 shall be paid in full in cash;
•each Holder of a Subsidiary Unsecured Claim shall be paid in full in cash;
•each Holder of a Parent Unsecured Claim shall receive its pro rata share of any residual Distributable Value available for creditors of Invitae following payment in full of Classes 1, 2, 3, 4 and 5 Claims;
•510(b) Claims shall be discharged without any distribution; and
•each holder of equity interests in the Debtors shall have such equity interests cancelled, released, discharged, and extinguished and shall not receive any distribution on account of such interests.
Although the Company intends to pursue the Sale Transaction in accordance with the terms set forth in the Transaction Support Agreement, there can be no assurance that the Company will be successful in completing a sale or any other similar transaction on the terms set forth in the Transaction Support Agreement, on different terms or at all.
The foregoing description of the Transaction Support Agreement is not complete and is qualified in its entirety by reference to the Transaction Support Agreement, a copy of which is attached to this Current Report as Exhibit 10.1 and incorporated herein by reference.

Item 2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
The filing of the Chapter 11 Cases constitutes an event of default that accelerated and, as applicable, increased certain obligations under the following debt instruments and agreements (collectively, the “Debt Instruments”):
•Indenture, dated as of March 7, 2023 (as amended by the First Supplemental Indenture, dated as of August 22, 2023, the Second Supplemental Indenture, dated as of December 8, 2023, and the Third Supplemental Indenture, dated as of January 12, 2024, and as further amended, supplemented or otherwise modified from time to time, the “Secured Notes Indenture”), by and among the Company, the guarantors party thereto from time to time and U.S. Bank Trust Company, National Association, as trustee and collateral agent;
•Indenture, dated as of September 10, 2019 (as amended, supplemented or otherwise modified from time to time), by and between the Company, and U.S. Bank Trust Company, National Association (as successor in interest to U.S. National Bank Association), as trustee; and
•Indenture, dated as of April 8, 2021 (as amended, supplemented or otherwise modified from time to time), by and between the Company and U.S. Bank Trust Company, National Association (as successor in interest to U.S. National Bank Association), as trustee.
The Debt Instruments provide that, as a result of the Chapter 11 Cases, the principal amount together with accrued and unpaid interest thereon, and in the case of the indebtedness outstanding under the Secured Notes Indenture, a make-whole amount calculated in accordance with the applicable provisions of the Secured Notes Indenture shall be immediately due and payable. Accordingly, all of the Debt Instruments will be classified as current on the unaudited condensed consolidated balance sheet of the Company. However, any efforts to enforce such payment obligations under the Debt Instruments against the Company Parties are automatically stayed as a result of the filing of the Chapter 11 Cases, and the creditors’ rights of enforcement in respect of such obligations are subject to the applicable provisions of the Bankruptcy Code. Additionally, in connection with the Chapter 11 Cases, the Company has incurred, and expects to continue to incur, significant professional fees and other costs. There can be no assurance that the Company’s current liquidity is sufficient to allow it to satisfy its obligations related to the Chapter 11 Cases or to pursue confirmation of the Plan.

Item 7.01	Regulation FD Disclosure.
Press Release
On February 13, 2024, the Company issued a press release in connection with the filing of the Chapter 11 Cases. A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated by reference herein.
Additional Information on Chapter 11 Cases
Court filings and information about the Chapter 11 Cases can be found at a website maintained by the Company’s claims agent at www.kccllc.net/invitae. The documents and other information available via website or elsewhere are not part of this Current Report and shall not be deemed incorporated herein.
The information furnished in this Item 7.01 of this Current Report and the press release attached hereto as Exhibit 99.1 are being furnished and shall not be deemed “filed” for the purposes of the Exchange Act, or otherwise subject to the liabilities of such section, and shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such filing.

Item 8.01	Other Events.
Cautionary Note Regarding the Company’s Securities
The Company cautions that trading in its securities (including, without limitation, the Common Stock) during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. The Company expects that holders of its Common Stock could experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Cases.
Cautionary Statement Concerning Forward-Looking Statements
Certain statements made in this Current Report, including, but not limited to, statements about the Company Parties’ continued operation of the business as “debtors-in-possession” the Company’s expectation to be granted “first day” motions and the ability to pay certain outstanding obligations and satisfy its continuing obligations when due, including, but not limited to, employee benefits and wages, vendors and suppliers of goods and services, and insurance and tax obligations; the Company’s expectation that the transactions contemplated by the Transaction Support Agreement and the Chapter 11 Cases are consummated by the Bankruptcy Court according to the terms outlined herein and in the Transaction Support Agreement; and any assumptions underlying any of the foregoing may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially and reported results should not be considered as an indication of future performance. These risks and uncertainties include, but are not limited to: risks and uncertainties regarding the Company’s ability to successfully consummate and complete a plan of reorganization under Chapter 11; the Company’s ability to continue operating in the ordinary course while the Chapter 11 Cases are pending; potential adverse effects of the Chapter 11 Cases on the Company’s business, financial condition, liquidity and results of operations; the Company’s ability to obtain timely approval by the Bankruptcy Court with respect to the motions filed in the Chapter 11 Cases; objections to the Company’s sale and/or recapitalization process or other pleadings filed with the Bankruptcy Court that could protract the Chapter 11 Cases; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties caused by the Chapter 11 Cases; the Company’s ability to improve its liquidity and long-term capital structure and to address its debt service obligations through the Restructuring; the Company’s ability to comply with the restrictions imposed by the terms and conditions of the potential financing arrangements; the Company’s ability to effectively implement its strategic plan; the Company’s liquidity needs to operate its business and execute its strategy, and related use of cash; the Company’s ability to retain its members, attract new members, and maintain relationships with suppliers, customers, employees, regulatory authorities and other third parties as a result of the Chapter 11 Cases; the effects of the Restructuring and the Chapter 11 Cases on the Company and on the interests of various constituents, including holders of the Company’s common stock; the Bankruptcy Court’s rulings in the Chapter 11 Cases, including the approvals of the terms and conditions of any plan of reorganization and the outcome of the Chapter 11 Cases generally; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; risks associated with third-party motions in the Chapter 11 Cases, which may interfere with the Company’s ability to consummate a plan of reorganization or an alternative restructuring; increased administrative and legal costs related to the Chapter 11 process; other litigation and inherent risks involved in a bankruptcy process; and the other risks and uncertainties disclosed in the Company’s annual and quarterly periodic reports and other documents filed with the SEC. Forward-looking statements speak only as of the date they are made. The Company undertakes no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Transaction Support Agreement, dated as of February 13, 2024, by and among the Company and the other parties thereto.
99.1	Press Release of Invitae Corporation dated February 13, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 14, 2024

INVITAE CORPORATION

By:	/s/ Thomas R. Brida
Name:	Thomas R. Brida
Title:	General Counsel